                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 22, 1997



                             PUROFLOW INCORPORATED
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                                 13-1947195
-------------------------------------------------------------------------------
 (State or other jurisdiction           (I.R.S. Employer identification No.)
  of incorporation)


                                    0-5622
                            ------------------------
                            (Commission File Number)


  16559 SATICOY STREET, VAN NUYS, CALIFORNIA           91406-1739
-------------------------------------------------------------------------------
   (Address of principal executive offices)            (Zip Code)


  Registrant's telephone number, including area code:  (818) 756-1388


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 1   None

ITEM 2   None

ITEM 3   None

ITEM 4   None

ITEM 5 Registrant announced the receipt of two major contracts, aggregating in excess of $4.8 million with performance scheduled during the fiscal year ending January 1999. These contracts together with the existing backlog aggregate $10.6 million, the highest backlog in its history.

ITEM 6   None

ITEM 7   None

ITEM 8   None


                                       SIGNATURE
                                       ---------

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       Puroflow Incorporated
                                       ---------------------
                                       Registrant



                                       By: /s/MICHAEL H. FIGOFF
                                          --------------------------
                                              Michael H. Figoff
                                              President/CEO


Dated: October 23, 1997